UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with meetings to be held from time to time by the chief executive officer and other members of the senior management team of Manitex International, Inc. (the “Company”) with investors, stockholders, analysts and others in the investment community, the Company’s management team intends to present the presentation slides furnished herewith as Exhibit 99.1, in whole or in part and with immaterial modifications. These slides are also posted on the Company’s website at www.manitexinternational.com.

The information contained in the presentation slides is summary information that is intended to be read and considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time.

The statements in the presentation slides other than historical data and information constitute forward looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, but are not limited to, the risk that the Company may not realize the expected benefits of owning the assets of Crane & Machinery, Inc. and Schaeff Lift Truck Inc.; difficulties in implementing new systems, integrating acquired businesses, managing anticipated growth, and responding to technological change; the risk that, in the event of extreme market events, such as the global credit crisis, the Company could incur substantial risk of loss due to market volatility; the Company’s ability to obtain additional debt or equity financing when needed; the cyclical nature of the markets the Company operates in; increases in interest rates; government spending, fluctuations in the construction industry, and capital expenditures in the oil and gas industry; the performance of the Company’s competitors; shortages in supplies and raw materials; the Company’s level of indebtedness and ability to meet financial covenants required by its debt agreements; the performance of the Company’s computer systems; the Company’s ability to protect its trademarks; product liability claims, intellectual property claims, and other liabilities; the volatility of the Company’s stock price; the willingness of the Company’s stockholders and directors to approve mergers, acquisitions, and other business transactions; and currency transaction (foreign exchange) risk and the risks related to forward currency contracts. More information about potential factors that could affect the Company’s business and financial results is included in the Company’s periodic filings with the Securities and Exchange Commission, including in its annual report on Form 10-K for the fiscal year ended December 31, 2007 and subsequent quarterly reports on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew Rooke
Name: Andrew Rooke
Title: President and Chief Operating Officer

Date: October 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Manitex International, Inc. Slide Show Presentation.